UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22264

                             The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                               Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Peter E. Jacobstein

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                               Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (703) 302-1100

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Independence

Epic Voyage

Great America

Keep It Simple

ANNUAL REPORT

MOTLEY FOOL INDEPENDENCE FUND (FOOLX)

During the year ended October 31, 2014, the Motley Fool Independence Fund returned 10.13% versus a 9.25% return for its benchmark, the MSCI World Index.
The fund would like to thank Baidu, HDFC Bank, Berkshire Hathaway, and Wellpoint for their outperformance. All were top 11 holdings at the start of the year and remain so after a strong year.
The fund would appreciate an apology from emerging markets, which continue to dramatically underperform developed markets and the U.S. in particular.

MOTLEY FOOL GREAT AMERICA FUND (TMFGX)

During the year ended October 31, 2014, the Motley Fool Great America Fund returned 9.35% versus a 15.32% return for its benchmark, the Russell Midcap Index.
You may have read about the recent decline in the price of oil. While that’s great for SUV drivers, it was bad news for Geospace Technologies, Carbo Ceramics, and Trimas – three energy sector names that are no longer top 11 holdings due to stock price depreciation.
It was also a relatively tough year for small companies compared to big companies. We’re not making excuses, but that does mean that a certain small- and mid- cap fund didn’t look so hot compared to a purely mid-cap benchmark.

MOTLEY FOOL EPIC VOYAGE FUND (TMFEX)

During the year ended October 31, 2014, the Motley Fool Epic Voyage Fund returned 0.39% versus a 0.94% return for its benchmark, the Russell Global ex-US Index.
Often forgotten amid another year of strong US market returns is the fact that markets outside of the U.S. — and emerging markets in particular — continue to not do so hot. We can’t tell you what will happen next, but we can tell you to Google “mean reversion.”
We finally found some European banks that look interesting: Banca Popolare di Sondrio and Credito Emiliano in Italy, and the Bank of Greenland, which we refer to internally as the Bank of Polar Bears.

This report has been prepared for shareholders of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Returns quoted represent past performance, which is no guarantee of future results. Current returns may be lower or higher and can be found at foolfunds.com. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Letter from the President

Dear Fellow Shareholder:

It’s been an exciting year for Motley Fool Funds. The Motley Fool Independence Fund celebrated its fifth birthday. We revamped our fee structure to provide lower, simpler and more predictable fees for all our shareholders. And we added an Institutional share class that enables us to pass the savings associated with large accounts on to shareholders.

We knew when we launched five years ago that the world wasn’t exactly starved for another mutual fund. But we were convinced that a big segment of the mutual fund industry wasn’t serving customers well, and we wanted to bring some Foolishness to money management.

At Motley Fool Funds, we believe there’s a right way to invest. And we try to bring that to our mutual funds. To sum up our philosophy: keep it simple.

Keep it simple means a tried-and-true Foolish investment philosophy. Our funds invest your money in companies we know and whose business models and financials we can observe and understand. If a company has a muddled strategy or an opaque balance sheet, you won’t find it in our portfolio.

Keep it simple means we aim to hold companies in our funds for the long term. We don’t buy and sell stocks quickly – which can add to your tax bill without generating returns. In fact, turnover in the Independence Fund this year was just 23% – a fraction of the average mutual fund’s turnover.

Keep it simple means we let you purchase shares of our funds on your terms. You can open and fund a new account through our website, FoolFunds.com, in about five minutes. Or you can purchase shares through one of over fifty brokerages – or through your financial advisor. And you can open a new fund account with just $500 – among the lowest minimums in mutual funds.

Keep it simple means we’ll communicate with you about your investment in plain English – and we’ll let you know how we’re investing and why. You can get monthly updates at FoolFunds.com, you can follow us on Twitter, or you can sign up for

3	The Motley Fool Funds Trust

our free monthly email, Declarations – full of investment insights from the portfolio team. Sign-up is fast and free at FoolFunds.com.

For the last five years, the Motley Fool Funds team has been focused every day on giving you a great shareholder experience. We thank you for the trust you place in us with your investment and promise to continue working hard to earn your trust.

Sincerely,

Peter Jacobstein

President, Motley Fool Asset Management

The Motley Fool Funds Trust	4

Letter to Shareholders

Keep It Simple

“Why should things be easy to understand?” – Thomas Pynchon

Dear Fellow Fool Funds Shareholder:

By certain measures, 2014 is going to go down as a historically bad year for stock pickers. Those measures include such things as returns.

Look! Some data:

According to Wharton Research Data Services at the University of Pennsylvania, through September 30 only 9.3% of all large cap domestic mutual funds were beating the returns of the S&P 500. If the trend holds, then fewer fund managers will beat this unmanaged index than in any other year in the last quarter century, far fewer than the average of 38.6%.

I know that the 9% statistic looks bad, but for reasons that I’ll detail anon (fancy word for “in a minute”), that one is explainable. The one I focus on is 38.6%. Or, put another way, in an average year, 61.4% of all funds that invest in large-cap domestic stocks fail to beat their benchmarks, because of math. No wonder so many folks believe that active stock picking has seen its day.

Charles Ellis is one such “so many folks.” Ellis is widely viewed as one of the deans of the investment management industry. He recently argued that active investment managers, with their highly sophisticated analytical tools, their increasingly high-tech trading software and algorithms, and their closer and closer access to news sources and the exchanges themselves, are essentially engaged in an arms race that will result in a kind of mutually assured destruction of outperformance.

In short, the argument goes that to win, managers have to become faster and faster, so the market therefore becomes faster and faster, until it becomes impossible for a manager to be fast enough to beat it. All of this is probably true, but when I read Ellis’ treatise I couldn’t help wondering whether Ellis, Wall Street Journal columnist Jason Zweig, and a whole host of other folks who have declared the active-management game dead haven’t forgotten the Joshua Principle. “A strange game. The only winning move is not to play. How about a nice game of chess?”

We have seen similar periods of negative correlation in other asset classes. The tide of the 1999 dot-com bubble didn’t raise all boats; it was largely limited to tech companies. Old- line companies had fairly pedestrian years, and those that were believed to be most vulnerable to online innovation got hammered. (Incidentally, well over 70% of all U.S.-listed IPOs in 2013 were for companies that were unprofitable – the highest percentage since ... 1999).

The Motley Fool Funds Trust	5

Or, if you don’t want to accept wisdom from a 1980s supercomputer that probably had less computational power than your coffee grinder does today: “If faster won’t work, what’s wrong with slow?”

I write this sitting in our spacious ground-floor office in Fool HQ, replete with a soaring view of the wall of the building next to ours. In our space we don’t have massive supercomputers (or even a very good coffee grinder). We don’t have sophisticated analytical tools, high-tech trading software, or algorithms, and we certainly don’t pay for speed or rapid access to news. The last time we heard a news report and made a trade within 30 seconds (a lifetime in the world of high-frequency trading) was never.

Our investing program is simple. We find companies we like. We try to buy them at prices that are below what we believe they’re worth. We spend a great deal of time making sure that the companies are not being run by thieves, jackals, or idiots. Our office has much more in common with Eddie Valiant’s than it does with some fast-paced superquant’s, or even The Wolf of Wall Street’s. There are no supercomputers. There is no screaming. OK, maybe there’s some screaming. A little. Totally appropriate.

Here’s what I believe our job to be: go out and find great investments and hold them for as long as possible. We scour the globe for opportunities (our search this year took us to places like Bend, Oregon; Tbilisi, Georgia; and Muscat, Oman), and if we find things we think we could hold for years, we buy them. We don’t spend much time thinking about geographic or industry diversification, we certainly don’t spend a second worrying about our benchmark, we don’t worry about what’s hot now or what’s “happening in the markets,” we aren’t interested in trying to play sector rotations, we don’t hedge currencies, we don’t use complex trading strategies, and we don’t use any sort of derivatives. We aren’t traders looking to scalp a few pennies (or kopecks or fils or centavos) off a stock by rapidly trading in and out.

If there is a path to “mutually assured destruction of outperformance,” it goes to follow that there are other paths available, and one would be wise to consider them. Our most preferred new investments are companies that we’ve known for years, because while the shiny new thing is certainly more exciting, we believe that our greatest edge comes from a combination of deep knowledge of a company and a temperament that is differentiated from Wall Street’s frenetic behavior.

This year, our message to you is to keep it simple. Study after study shows that humans’ emotional and behavioral biases conspire to grievously harm our investing returns. We extrapolate recent events to the future. We fear volatility. We become overconfident when things go well. It is no coincidence that Fidelity recently found that the group of individual investors who had the best performing portfolios are ones who had either (a) forgotten they had an account at Fidelity or (b) died.

6	The Motley Fool Funds Trust

How many times have we seen screeds that suggest that buy-and-hold investing is dead? Turns out it’s been replaced by buy-and-die!

Look, I’m not suggesting that you die. But it’s not for nothing that, according to research conducted by Richard Bernstein Advisors, the average investor’s returns over the 20 years from 1993 to 2003 trail almost every asset class except Japanese equities, and Asian emerging markets. They even underperformed cash! This isn’t a case of investors who are too conservative or too aggressive on aggregate – that type of underperformance can only be caused by investors numbering in the millions who are making poorly timed asset allocation decisions and consistently buying assets that are overvalued and selling ones that are undervalued, especially at times when emotional inputs are maximized.

Want to improve your investing returns? Research strongly suggests that one potential way of doing so is to set your investment program and forget it. Buy at regular intervals. Stay the heck away from financial media. Read Declarations. (OK, so the research totally didn’t say that, but you still should.) Relax.

As we have done each year, this year we’re once again holding a contest. Send an email to keepitsimple@foolfunds.com and tell us how you’re simplifying this year. Include your mailing address, and we will send you your choice of a Motley Fool Funds T-shirt, baseball cap, or ski cap. And for one poor, benighted soul, as we’ve done since our first annual report, members of our investing team and I will come to your town for lunch. Last year, Motley Fool co-founder Tom Gardner tagged along with me. No guarantee he’ll repeat this year, but you never know.

So, about that 9%...

Ah, yes, the historically high level of large-cap domestic mutual fund underperformance in 2014. There are several reasons this result does not paint an accurate picture of how investment managers have done – the most basic is that nine months is a pretty stupidly short period of time in which to measure the efficacy of an investor. In this letter at this time last year, I described just how weird 2013 had been, with its massive 3,000-basis-point disconnect between developed and developing markets. This year did not show a reversion to normality. If anything, it’s been even weirder.

While disparities between the developed and developing markets failed to revert, further disconnects have come to the fore. For example, while the S&P and the Dow Jones Industrial Average spent October and November streaking to new all-time highs, the major domestic small-cap index, the Russell 2000, hit its annual high on March 4, and while the S&P 500 was up 14%, the Russell was up about 3%, the largest gap for large stocks since 1998. So funds with any amount of exposure to smaller-capitalization companies, or foreign companies, or cash had anchors against one of the few asset classes (domestic large-capitalization stocks) to have done well in 2014.

The Motley Fool Funds Trust	7

Additionally, the very sector that did best in 2013 – energy – has gotten crushed this year, while utilities, which trailed in 2013, have soared in 2014. Some market strategists have called the level of sector rotation in 2014 “extreme” and note that this kind of rapid rotation has a tendency to take stock pickers by surprise.

And while we can look at the basic statistic and suggest that it points strongly to the benefit of index investing, on the balance I’m not convinced that this is the right lesson to take from these returns. The large-capitalization domestic stock market is highly efficient – there is very little informational or analytical edge available to most stock pickers, which the long-term underperformance of most mutual fund managers demonstrates.

But it doesn’t necessarily follow that everyone should plow into index funds. There are lots of companies – for example, Independence Fund and Epic Voyage Fund holding Bladex – that are not components to any index anywhere. If too much investing becomes passive, it logically follows that index constituencies will create their own form of inefficiency in the market. We are strong believers in indexing, but we also believe that the battle between passive and active investment is at least slightly overstated. I would not want to be a mutual fund company that offers a bunch of funds that hug their benchmarks, because the overwhelming likelihood is that its results will end up on one side or the other of that benchmark year in and year out. That is a tough place to be when your fees are much higher than those of comparable passive investment options.

In the end, while I believe that the mutual fund industry is facing a period of great change and turmoil, I do not believe that it is anywhere close to being rendered obsolete. Active investing strategies that show differentiation will continue to have a place in people’s portfolios. Those that don’t, are little more than continued-employment vehicles for fund managers – and clients are not likely to allow such situations to last forever.

As always, we here at Fool Funds are humbled by your willingness to place your faith with us. We never forget that our investors are at the center of what we do every day.

Fool on!

William H. Mann, III

8	The Motley Fool Funds Trust

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

  New to investing? Reading your first mutual fund semi-annual report?

Welcome! Here are some important things you need to know.

Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on stocks we have good reason to believe are undervalued by the market. We expect the price of these stocks eventually to rise as the market recognizes the true worth of the companies issuing them. But keep in mind that value stocks can remain undervalued by the market for a long time. And it’s possible that the intrinsic worth of any particular company may not match our valuation.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 10, 29, and 44 of this report. Additional risk information is provided in section 3 of the Notes to Financial Statements, pp. 65-70.

The Motley Fool Funds Trust	9

Motley Fool Independence Fund Portfolio Characteristics

At October 31, 2014, the Motley Fool Independence Fund Investor Class shares had an audited net asset value of $21.00 per share attributed to 19,698,074 shares outstanding and the Institutional Class shares had an audited net asset value of $21.01 per share attributed to 192,181 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 for the Investor Class of $10.00 per share attributed to 100,000 shares outstanding and as of June 17, 2014 for the Institutional Class of $20.36 per share attributed to 1 share outstanding. From the Investor Class launch on June 16, 2009 to October 31, 2014, the Class had an average annual total return of 15.92% versus a return of 14.26% over the same period for its benchmark, MSCI World Index. From June 17, 2014 to October 31, 2014, the Institutional Class shares returned 3.19%, versus a return of (0.48%) over the same period for the MSCI World Index. The graph below shows the performance of $10,000 invested in the Investor Class at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/2014
	Fund*		Benchmark**

	Investor Class	Institutional Class
One Year	10.43%	—	9.25%
Five Year	14.02%	—	12.02%
Since Inception	15.92%	3.19%	14.26%
Inception Date	06/16/2009	06/17/2014
Total Annual Fund Operating Expenses Before Expense Limitation (June 17, 2014 Prospectus)	1.26%	1.26%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index is not available for direct investment. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Investor Class.

10	Motley Fool Independence Fund

The investment objective of the Independence Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Independence Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings, sector allocation and top 11countries in which the Fund was invested as of October 31, 2014. Portfolio holdings are subject to change without notice.

  Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Banco Latinoamericano de Comercio Exterior SA	3.32%
HDFC Bank Ltd.	3.20
Berkshire Hathaway, Inc.	3.17
Baidu, Inc.	2.94
Markel Corp.	2.68
Under Armour, Inc.	2.40
WellPoint, Inc.	2.39
Gentera SAB de CV	2.32
Infinera Corp.	2.30
Natus Medical, Inc.	2.19
Whole Foods Market, Inc.	2.02

28.93%

*	As of the date of the report, the fund had a holding of 1.73% in the BNY Mellon Cash Reserve.

Motley Fool Independence Fund	11

The Motley Fool Independence Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	30.62%
Consumer Discretionary	18.21
Information Technology	15.01
Consumer Staples	9.28
Health Care	8.26
Industrials	7.01
Energy	3.54
Telecommunication Services	2.93
Materials	1.11
Utilities	0.90

96.87%

Top Eleven Countries	% of Net Assets

United States*	51.15%
India	4.58
Panama	3.32
Saudi Arabia	3.18
Switzerland	3.14
China	2.95
South Korea	2.55
Mexico	2.32
Indonesia	2.16
Thailand	1.89
Brazil	1.61

78.85%

*	As of the date of the report, the fund had a holding of 1.73% in the BNY Mellon Cash Reserve.

12	Motley Fool Independence Fund

About Your Expenses

As a shareholder of the Independence Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Class
Actual	$1,000	$1,081.35	1.19%	$6.24
Hypothetical	$1,000	$1,019.21	1.19%	$6.06
Institutional Class
Actual(3)	$1,000	$1,031.93	0.95%	$3.57
Hypothetical	$1,000	$1,020.42	0.95%	$4.84

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)	Expenses are equal to the Fund’s annualized expense ratio for the period May 1, 2014 to October 31, 2014, multiplied by the average account value over the period, multiplied by the number of days

Motley Fool Independence Fund (Unaudited)	13

(184) in the most recent fiscal half-year, then divided by 365. For Institutional Class shares, the “Expenses Paid During Period” for the Actual return are equal to the Class annualized expense ratio multiplied by the average account value over the period, multiplied by 135/365 (to reflect actual since inception).

(3)	Institutional Class shares commenced operations on June 17,2014. The Ending Account Value for Actual return uses the performance since inception and is not annualized.

14	Motley Fool Independence Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Independence Fund

Schedule of Investments

at October 31, 2014

Issues	Shares	Value (Note 2)

Equity Securities — 93.69%
Banks — 14.00%
Banco Latinoamericano de Comercio Exterior SA (Panama)	412,235	$13,867,585
Bangkok Bank PCL (Thailand)(a)	650,000	3,952,083
Bank of Georgia Holdings PLC (Georgia)	124,638	5,111,708
Cascade Bancorp. (United States)*	760,000	3,883,600
Credicorp Ltd. (Peru)	37,000	5,957,000
HDFC Bank Ltd. (India)(b)	255,000	13,369,650
Monarch Financial Holdings, Inc. (United States)	170,000	2,159,000
Sberbank Rossii OAO (Russia)*	3,500,000	6,203,248
Siam Commercial Bank PCL (Thailand)(a)	725,000	3,953,450

		58,457,324

Beverages — 0.56%
Coca-Cola Icecek AS (Turkey)	102,000	2,323,450

Building Products — 1.20%
American Woodmark Corp. (United States)*	122,771	5,022,562

Chemicals — 1.11%
Innophos Holdings, Inc. (United States)	81,164	4,626,348

Commercial Services & Supplies — 3.08%
Covanta Holding Corp. (United States)	250,000	5,517,500
Depa Ltd. (United Arab Emirates)*	5,815,390	3,780,003
KAR Auction Services, Inc. (United States)	117,708	3,573,615

		12,871,118

Communications Equipment — 2.30%
Infinera Corp. (United States)*	661,100	9,605,783

Consumer Finance — 2.32%
Gentera SAB de CV (Mexico)	4,350,000	9,690,894

Diversified Financial Services — 3.17%
Berkshire Hathaway, Inc. (United States)*	63	13,230,000

Diversified Telecommunication Services — 1.32%
Level 3 Communications, Inc. (United States)*	117,500	5,511,925

Electric Utilities — 0.90%
Brookfield Infrastructure Partners LP (Bermuda)	92,127	3,739,435

See Notes to Financial Statements.

Motley Fool Independence Fund	15

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Electronic Equipment, Instruments & Components — 0.42%
Samsung SDI Co., Ltd. (South Korea)	15,000	$1,768,814

Energy Equipment & Services — 1.85%
CARBO Ceramics, Inc. (United States)	90,000	4,650,300
Geospace Technologies Corp. (United States)*	100,000	3,079,000

		7,729,300

Food & Staples Retailing — 3.77%
Costco Wholesale Corp. (United States)	54,558	7,276,401
Whole Foods Market, Inc. (United States)	214,922	8,452,882

		15,729,283

Food Products — 2.99%
BRF - Brasil Foods SA (Brazil)(b)	108,704	2,831,739
Nestle SA (Switzerland)	68,694	5,037,616
PT Nippon Indosari Corpindo Tbk (Indonesia)	44,934,800	4,610,604

		12,479,959

Health Care Equipment & Supplies — 4.49%
Covidien PLC (Ireland)	62,000	5,731,280
Natus Medical, Inc. (United States)*	268,900	9,142,600
Zimmer Holdings, Inc. (United States)	35,000	3,893,400

		18,767,280

Health Care Providers & Services — 2.39%
WellPoint, Inc. (United States)	78,697	9,970,123

Hotels, Restaurants & Leisure — 2.79%
Chipotle Mexican Grill, Inc. (United States)*	10,400	6,635,200
Penn National Gaming, Inc. (United States)*	52,083	681,766
Wynn Macau Ltd. (Macau)	1,200,000	4,338,129

		11,655,095

Insurance — 6.33%
HCC Insurance Holdings, Inc. (United States)	140,200	7,317,038
Loews Corp. (United States)	181,690	7,921,684
Markel Corp. (United States)*	16,200	11,192,418

		26,431,140

Internet & Catalog Retail — 3.39%
Amazon.com, Inc. (United States)*	12,500	3,818,250

See Notes to Financial Statements.

16	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet & Catalog Retail (continued)
CJ O Shopping Co., Ltd. (South Korea)	22,449	$5,513,667
zooplus AG (Germany)*	65,000	4,825,293

		14,157,210

Internet Software & Services — 6.18%
Baidu, Inc. (China)*(b)	51,500	12,296,655
Google, Inc. Class A (United States)*	9,000	5,110,830
Google, Inc. Class C (United States)*	9,000	5,031,720
Twitter, Inc. (United States)*	30,000	1,244,100
Xoom Corp. (United States)*	140,206	2,117,111

		25,800,416

Leisure Products — 1.52%
Shimano, Inc. (Japan)	48,000	6,365,058

Machinery — 1.15%
TriMas Corp. (United States)*	152,333	4,822,863

Media — 2.41%
BrainJuicer Group PLC (United Kingdom)	700,000	4,247,654
DreamWorks Animation SKG, Inc. (United States)*	85,000	1,893,800
Multiplus SA (Brazil)	278,600	3,907,078

		10,048,532

Multiline Retail — 1.05%
PT Mitra Adiperkasa Tbk (Indonesia)	10,000,000	4,390,418

Oil, Gas & Consumable Fuels — 1.69%
Denbury Resources, Inc. (United States)	262,200	3,251,280
Penn West Petroleum Ltd. (Canada)	386,351	1,746,306
Total Gabon SA (Gabon)	4,670	2,070,166

		7,067,752

Pharmaceuticals — 1.38%
Dr. Reddy’s Laboratories Ltd. (India)(b)	110,177	5,761,155

Real Estate Investment Trusts — 2.28%
American Tower Corp. (United States)	64,000	6,240,000
Gaming and Leisure Properties, Inc. (United States)	68,217	2,131,781
Lippo Malls Indonesia Retail Trust (Singapore)	4,000,000	1,152,020

		9,523,801

See Notes to Financial Statements.

Motley Fool Independence Fund	17

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Real Estate Management & Development — 1.31%
Henderson Land Development Co., Ltd. (Hong Kong)	810,912	$5,478,341

Road & Rail — 1.11%
CSX Corp. (United States)	130,000	4,631,900

Semiconductors & Semiconductor Equipment — 3.31%
Intel Corp. (United States)	219,000	7,448,190
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(b)	290,000	6,385,800

		13,833,990

Software — 0.81%
DuzonBizon Co., Ltd. (South Korea)	513,180	3,379,376

Specialty Retail — 1.79%
Williams-Sonoma, Inc. (United States)	115,000	7,478,450

Technology Hardware, Storage & Peripherals — 1.99%
Apple, Inc. (United States)	77,000	8,316,000

Textiles, Apparel & Luxury Goods — 5.26%
Swatch Group SA (Switzerland)	17,000	8,064,157
Tod’s S.p.A. (Italy)	42,000	3,874,951
Under Armour, Inc. (United States)*	152,820	10,021,936

		21,961,044

Transportation Infrastructure — 0.46%
International Container Terminal Services, Inc. (Philippines)	750,000	1,937,922

Wireless Telecommunication Services — 1.61%
SBA Communications Corp. (United States)*	60,000	6,739,800

Total Equity Securities (Cost $ 275,205,576)		391,303,861

Participatory Notes — 3.18%
Banks — 1.21%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(c)	290,332	5,061,037

Food Products — 1.97%
Almarai Co. (Saudi Arabia)(c)	385,759	8,226,716

Total Participatory Notes (Cost $ 9,675,986)		13,287,753

See Notes to Financial Statements.

18	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Other Investments — 1.73%
Temporary Cash Investment — 1.73%
BNY Mellon Cash Reserve	7,219,629	$7,219,629

Total Other Investments (Cost $ 7,219,629)		7,219,629

Total Investments Portfolio (Cost $ 292,101,191) — 98.60%		411,811,243
Assets in Excess of Other Liabilities — 1.40%		5,850,821

NET ASSETS — 100.00%
(Applicable to 19,890,255 shares outstanding)		$417,662,064

*	Non-income producing security.
(a)	NVDR — Non-Voting Depository Receipts
(b)	ADR — American Depositary Receipts
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $13,287,753 and represents 3.18% of net assets as of October 31, 2014.

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

See Notes to Financial Statements.

Motley Fool Independence Fund	19

Statement of Assets and Liabilities

As of October 31, 2014

Assets:
Investments in securities of unaffiliated issuers, at value (at cost, $292,101,191)	$411,811,243

Foreign currency, at value (at cost, $7,578,014)	7,107,669
Receivables:
Dividends and tax reclaims	352,964
Securities lending	5,466
Investment securities sold	2,044,093
Shares of beneficial interest sold	660,161
Prepaid expenses and other assets	31,192

Total Assets	422,012,788

Liabilities
Payables:
Investment securities purchased	3,306,826
Shares of beneficial interest redeemed	292,622
Accrued expenses:
Audit fees	19,600
Accounting and administration fees	66,045
Advisory fees	566,815
Custodian fees	23,707
Legal fees	2,555
Transfer agent fees	32,627
Trustee fees	2,193
Other expenses	37,734

Total Liabilities	4,350,724

Net Assets	$417,662,064

The accompanying notes are an integral part of these financial statements.

20	Motley Fool Independence Fund

Statement of Assets and Liabilities

As of October 31, 2014

Net Assets Consist of:
Paid-in-Capital	$289,776,112
Undistributed Net Investment Income	1,893,210
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	6,761,862
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	119,230,880

Net Assets	$417,662,064

Net Asset Value:
$0.001 par value, unlimited shares authorized Investor Shares:
Net assets applicable to capital shares outstanding	$413,624,110
Shares outstanding	19,698,074

Net asset value, offering, and redemption price per share*	$21.00

Institutional Shares:
Net assets applicable to capital shares outstanding	$4,037,954
Shares outstanding	192,181

Net asset value, offering, and redemption price per share*	$21.01

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	21

Statement of Operations

Year Ended October 31, 2014

Investment Income
Dividends	$7,091,766
Securities lending income	35,317
Less foreign taxes withheld	(251,894)

Total Investment Income	6,875,189

Expenses
Accounting and administration fees	309,488
Blue sky fees	47,640
Shareholder account-related services - Investor Class	292,319
Shareholder account-related services - Institutional Class	2,549
Chief Compliance Officer fees	19,444
Custodian fees	104,567
Investment advisory fees	3,402,475
Professional fees	56,304
Shareholder reporting fees	38,045
Transfer agent fees - Investor Class	325,602
Transfer agent fees - Institutional Class	16,895
Trustee fees	38,395
Other expenses	32,076

Total expenses	4,685,799

Expenses waived/reimbursed net of amount recaptured - Investor Class	113,950
Expenses waived/reimbursed net of amount recaptured - Institutional Class	(31,638)

Net expenses	4,768,111

Net Investment Income	2,107,078

Realized and Unrealized Gain
Net realized gain from:
Investment securities	6,819,527
Foreign currency transactions	44,360

Net realized gain on investments and foreign currency transactions	6,863,887

Change in net unrealized appreciation/(depreciation) on:
Investment securities	29,558,262
Foreign currency translations	(497,917)

Change in net unrealized appreciation/ (depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	29,060,345

Net realized and unrealized gain	35,924,232

Net Increase in Net Assets Resulting from Operations	$38,031,310

The accompanying notes are an integral part of these financial statements.

22	Motley Fool Independence Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013

Operations:
Net Investment Income	$2,107,078	$1,195,303
Net Realized Gain on Investments and Foreign Currency Transactions	6,863,887	3,261,402
Change in Net Unrealized Appreciation/ (Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	29,060,345	58,000,042

Net increase in net assets resulting from operations	38,031,310	62,456,747

Dividends to Shareholders:
Dividends from net investment income
Investor Class	(835,870)	(1,588,159)
Institutional Class	—	—
Distributions from net realized capital gains
Investor Class	(3,348,906)	—
Institutional Class	—	—

Total dividends and distributions	(4,184,776)	(1,588,159)

Capital Share Transactions:
Proceeds from shares sold
Investor Class (4,432,705 and 6,299,592 shares, respectively)	87,255,195	109,943,562
Institutional Class (193,353 and 0 shares, respectively)	3,969,308	—
Reinvestment of dividends
Investor Class (215,246 and 100,131 shares, respectively)	4,104,739	1,561,039
Institutional Class (0 and 0 shares, respectively)	—	—
Value of shares redeemed
Investor Class (3,348,765 and 2,718,295 shares, respectively)	(65,654,802)	(46,269,770)
Institutional Class (1,172 and 0 shares, respectively)	(24,625)	—
Redemption and small-balance account fees	84,895	96,740

Net increase from capital share transactions	29,734,710	65,331,571

Total increase in net assets	63,581,244	126,200,159

Net Assets:
Beginning of Period	354,080,820	227,880,661

End of Period*	$417,662,064	$354,080,820

*Including undistributed net investment income	$1,893,210	$609,266

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	23

Financial Highlights

(for a share outstanding throughout each period)

	Years Ended October 31,
Investor Class	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$19.24	$15.48	$14.15	$14.14	$11.48
Income From Investment Operations
Net Investment Income(2)	0.11	0.07	0.14	0.11	0.16
Net Gains on Securities (Realized and Unrealized)	1.87	3.79	1.29	0.15	2.59
Total From Investment Operations	1.98	3.86	1.43	0.26	2.75
Less Distributions
Net Investment Income	(0.04)	(0.11)	(0.10)	(0.15)	(0.02)
Net Realized Capital Gains	(0.18)	—	—	(0.11)	(0.08)
Total Distributions	(0.22)	(0.11)	(0.10)	(0.26)	(0.10)
Redemption and Small-Balance Account Fees	— *	0.01	— *	0.01	0.01
Net Asset Value, End of Period	$21.00	$19.24	$15.48	$14.15	$14.14

Total Return(3)(4)	10.43%	25.14%	10.21%	1.91%	24.18%
Net Assets, End of Period (thousands)	$413,624	$354,081	$227,881	$198,232	$128,406

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.26%	1.36%	1.47%	1.43%	1.38%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.23%	1.37%	1.54%	1.58%	2.20%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.44%	0.93%	0.76%	1.29%

The accompanying notes are an integral part of these financial statements.

24	Motley Fool Independence Fund

Financial Highlights

	Years Ended October 31,
Investor Class	2014	2013	2012	2011	2010(1)
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.59%	0.43%	0.86%	0.61%	0.47%
Portfolio Turnover	24%	22%	37%	37%	37%

*  Amount represents less than $0.005 per share.

(1)	Due to a clerical error, Net Gains on Securities (Realized and Unrealized) and Total From Investment Operations for the year ended October 31, 2010 were reported in the 2010 Annual Report as $2.39 and $2.55, respectively. Such amounts have been revised as shown above.
(2)	Per share data calculated using average shares outstanding method.
(3)	During the years ended October 31, 2013, October 31, 2011 and October 31, 2010, 0.06%, 0.07% and 0.08%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 25.08%, 1.84% and 24.10%, respectively. For the years ended October 31, 2014 and October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(4)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

Period Ended October 31,
Institutional Class	2014(1)(2)

Net Asset Value, Beginning of Period	$20.36

Income From Investment Operations
Net Investment Income(3)	0.03
Net Gains on Securities (Realized and Unrealized)	0.62

Total From Investment Operations	0.65

Less Distributions
Net Investment Income	—
Net Realized Capital Gains	—

Total Distributions	—

Redemption and Small-Balance Account Fees	—

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	25

Financial Highlights

Period Ended October 31,
Institutional Class	2014(1)(2)
Net Asset Value, End of
Period	$21.01

Total Return(4)	3.19%
Net Assets, End of Period (thousands)	$4,038

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	3.78%
Ratio of Net Investment Income to Average Net Assets	0.39%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(2.43%)
Portfolio Turnover	24%

(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

26	Motley Fool Independence Fund

Motley Fool Great America Fund Portfolio Characteristics

At October 31, 2014, the Motley Fool Great America Fund Investor Class shares had an audited net asset value of $18.59 per share attributed to 12,457,542 shares outstanding and the Institutional Class shares had an audited net asset value of $18.61 per share attributed to 150,339 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 for the Investor Class shares of $10.00 per share attributed to 102,000 shares outstanding and as of June 17, 2014 for the Institutional Class of $17.94 per share attributed to 1 share outstanding. From the Investor Class shares launch on November 1, 2010 to October 31, 2014, the Class had an average annual total return of 17.31% versus a return of 16.90% over the same period for its benchmark, Russell Midcap Index. From June 17, 2014 to October 31, 2014, the Institutional Class shares returned 3.73%, versus a return of 2.73% over the same period for the Russell Midcap Index. The graph below shows the performance of $10,000 invested in the Investor Class at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Let’s be serious though. A graph of the performance of any investment over less than four years tells you very little. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Average Annual Total Returns as of 10/31/2014
	Fund*		Benchmark**

	Investor Class Institutional Class
One Year	9.35%	—	15.32%
Since Inception	17.31%	3.73%	16.90%
Inception Date	11/01/2010	06/17/2014
Total Annual Fund Operating Expenses Before Expense Limitation (June 17, 2014 Prospectus)	1.41%	1.41%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell

.

Motley Fool Great America Fund	27

1000 companies. The Fund may invest in companies that are not included within the Russell Midcap Index and its investment portfolio is not weighted in terms of issuers the same as the Russell Midcap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Investor Class.

The investment objective of the Great America Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small-and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Great America Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that hew to their benchmark, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings and sectors in which the Fund was invested as of October 31, 2014. Portfolio holdings are subject to change without notice.

    Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Infinera Corp.	2.97%
XPO Logistics, Inc.	2.84
Tractor Supply Co.	2.69
Texas Roadhouse, Inc.	2.63
Natus Medical, Inc.	2.61
Whole Foods Market, Inc.	2.60
Markel Corp.	2.51
KapStone Paper and Packaging Corp.	2.49
Thor Industries, Inc.	2.47
TriMas Corp.	2.43
Berkshire Hathaway, Inc.	2.33

28.57%

*	As of the date of the report, the fund had a holding of 2.67% in the BNY Mellon Cash Reserve.

28	Motley Fool Great America Fund

The Motley Fool Great America Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Consumer Discretionary	24.16%
Financials	21.68
Industrials	14.63
Information Technology	9.88
Health Care	9.05
Consumer Staples	6.89
Materials	5.48
Telecommunication Services	3.34
Energy	2.37

97.48%

Motley Fool Great America Fund	29

About Your Expenses

As a shareholder of the Great America Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

  Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$1,070.24	1.20%	$6.26
Hypothetical	$1,000	$1,019.16	1.20%	$6.11
Institutional Shares
Actual(3)	$1,000	$1,037.34	0.95%	$3.58
Hypothetical	$1,000	$1,020.42	0.95%	$4.84

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)	Expenses are equal to the Fund’s annualized expense ratio for the period May 1, 2014 to October 31, 2014, multiplied by the average account value over the period, multiplied by the number of days

30	Motley Fool Great America Fund (Unaudited)

(184) in the most recent fiscal half-year, then divided by 365. For Institutional Class shares, the “Expenses paid During Period” for the Actual return are equal to the Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by 135/365 (to reflect actual since inception).

(3)	Institutional Class shares commenced operations on June 17, 2014. The Ending Account Value for Actual return uses the performance since inception and is not annualized.

Motley Fool Great America Fund (Unaudited)	31

The Motley Fool Funds Trust

Motley Fool Great America Fund

Schedule of Investments

at October 31, 2014

Issues	Shares	Value (Note 2)

Equity Securities — 97.48%
Air Freight & Logistics — 4.20%
CH Robinson Worldwide, Inc. (United States)	46,000	$3,183,660
XPO Logistics, Inc. (United States)*	167,095	6,670,432

		9,854,092

Auto Components — 2.28%
Drew Industries, Inc. (United States)	111,265	5,347,396

Automobiles — 3.23%
Harley-Davidson, Inc. (United States)	27,000	1,773,900
Thor Industries, Inc. (United States)	109,418	5,787,118

		7,561,018

Banks — 6.14%
Access National Corp. (United States)	65,529	1,104,164
Carter Bank & Trust (United States)	409,752	4,921,121
Cascade Bancorp. (United States)*	425,790	2,175,787
Monarch Financial Holdings, Inc. (United States)	272,900	3,465,830
Suffolk Bancorp. (United States)*	118,646	2,724,112

		14,391,014

Beverages — 2.13%
Crimson Wine Group Ltd. (United States)*	549,547	5,000,878

Biotechnology — 1.49%
Genomic Health, Inc. (United States)*	36,179	1,314,745
Myriad Genetics, Inc. (United States)*	55,000	2,171,950

		3,486,695

Building Products — 2.02%
American Woodmark Corp. (United States)*	115,636	4,730,669

Capital Markets — 1.66%
Diamond Hill Investment Group, Inc. (United States)	29,023	3,888,792

Chemicals — 0.97%
Innophos Holdings, Inc. (United States)	40,000	2,280,000

Commercial Services & Supplies — 1.57%
Covanta Holding Corp. (United States)	50,000	1,103,500
KAR Auction Services, Inc. (United States)	85,000	2,580,600

		3,684,100

See Notes to Financial Statements.

32	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Communications Equipment — 2.97%
Infinera Corp. (United States)*	479,500	$6,967,135

Diversified Financial Services — 2.33%
Berkshire Hathaway, Inc. (United States)*	26	5,460,000

Diversified Telecommunication Services — 1.05%
Level 3 Communications, Inc. (United States)*	52,418	2,458,928

Energy Equipment & Services — 2.12%
CARBO Ceramics, Inc. (United States)	61,000	3,151,870
Geospace Technologies Corp. (United States)*	59,000	1,816,610

		4,968,480

Food & Staples Retailing — 4.76%
Costco Wholesale Corp. (United States)	38,000	5,068,060
Whole Foods Market, Inc. (United States)	154,950	6,094,184

		11,162,244

Health Care Equipment & Supplies — 5.22%
Cooper Companies, Inc. (The) (United States)	15,000	2,458,500
Natus Medical, Inc. (United States)*	179,841	6,114,594
Varian Medical Systems, Inc. (United States)*	43,500	3,659,220

		12,232,314

Health Care Providers & Services — 2.35%
Catamaran Corp. (United States)*	33,000	1,573,110
WellPoint, Inc. (United States)	31,000	3,927,390

		5,500,500

Hotels, Restaurants & Leisure — 6.38%
Chipotle Mexican Grill, Inc. (United States)*	4,800	3,062,400
Penn National Gaming, Inc. (United States)*	91,117	1,192,722
Red Robin Gourmet Burgers, Inc. (United States)*	20,000	1,099,400
Texas Roadhouse, Inc. (United States)	214,000	6,178,180
Wynn Resorts Ltd. (United States)	18,000	3,420,180

		14,952,882

Household Durables — 0.47%
TRI Pointe Homes, Inc. (United States)*	80,000	1,095,200

Insurance — 5.26%
HCC Insurance Holdings, Inc. (United States)	38,000	1,983,220
Loews Corp. (United States)	102,500	4,469,000
Markel Corp. (United States)*	8,500	5,872,565

		12,324,785

See Notes to Financial Statements.

Motley Fool Great America Fund	33

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet & Catalog Retail — 1.18%
Liberty Interactive Corp. (United States)*	89,000	$2,326,460
Liberty Ventures (United States)*	12,653	444,120

		2,770,580

Internet Software & Services — 2.42%
Google, Inc. Class A (United States)*	3,100	1,760,397
Google, Inc. Class C (United States)*	3,100	1,733,148
Xoom Corp. (United States)*	144,764	2,185,936

		5,679,481

Machinery — 3.54%
Actuant Corp. (United States)	82,000	2,598,580
TriMas Corp. (United States)*	179,794	5,692,278

		8,290,858

Media — 1.13%
DreamWorks Animation SKG, Inc. (United States)*	118,550	2,641,294

Metals & Mining — 1.09%
Horsehead Holding Corp. (United States)*	163,200	2,563,872

Oil, Gas & Consumable Fuels — 0.24%
Denbury Resources, Inc. (United States)	45,100	559,240

Paper & Forest Products — 3.41%
KapStone Paper and Packaging Corp. (United States)*	190,000	5,844,400
Schweitzer-Mauduit International, Inc. (United States)	50,090	2,156,875

		8,001,275

Real Estate Investment Trusts — 5.48%
American Tower Corp. (United States)	36,700	3,578,250
Annaly Capital Management, Inc. (United States)	200,000	2,282,000
Capstead Mortgage Corp. (United States)	175,000	2,224,250
Gaming and Leisure Properties, Inc. (United States)	62,869	1,964,656
Retail Opportunity Investments Corp. (United States)	171,560	2,803,291

		12,852,447

Road & Rail — 1.55%
CSX Corp. (United States)	102,000	3,634,260

Semiconductors & Semiconductor Equipment — 2.26%
Intel Corp. (United States)	156,000	5,305,560

Specialty Retail — 7.96%
Autozone, Inc. (United States)*	7,300	4,040,696
Cabela’s, Inc. (United States)*	19,000	912,380

See Notes to Financial Statements.

34	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Specialty Retail (continued)
Tractor Supply Co. (United States)	86,000	$6,296,920
Urban Outfitters, Inc. (United States)*	107,000	3,248,520
Williams-Sonoma, Inc. (United States)	63,800	4,148,914

		18,647,430

Technology Hardware, Storage & Peripherals — 2.23%
Apple, Inc. (United States)	48,300	5,216,400

Textiles, Apparel & Luxury Goods — 1.54%
Under Armour, Inc. (United States)*	55,000	3,606,900

Thrifts & Mortgage Finance — 0.81%
New Hampshire Thrift Bancshares, Inc. (United States)	120,053	1,899,239

Trading Companies & Distributors — 1.75%
Aceto Corp. (United States)	180,000	4,093,200

Wireless Telecommunication Services — 2.29%
SBA Communications Corp. (United States)*	47,800	5,369,374

Total Equity Securities (Cost $ 172,017,792)		228,478,532

Other Investments — 2.67%
Temporary Cash Investment — 2.67%
BNY Mellon Cash Reserve	6,260,979	6,260,979

Total Other Investments (Cost $ 6,260,979)		6,260,979

Total Investment Portfolio (Cost $ 178,278,771) — 100.15%		$234,739,511
Liabilities in Excess of Other Assets — (0.15)%		(342,047)

NET ASSETS — 100.00%
(Applicable to 12,607,881 shares outstanding)		$234,397,464

*  Non-income producing security.

See Notes to Financial Statements.

Motley Fool Great America Fund	35

Statement of Assets and Liabilities

As of October 31, 2014

Assets:
Investments in securities of unaffiliated issuers, at value (at cost, $178,278,771)	$234,739,511
Receivables:
Dividends	50,358
Securities lending	6,739
Investment securities sold	1,080,798
Shares of beneficial interest sold	458,088
Prepaid expenses and other assets	36,838

Total Assets	236,372,332

Liabilities
Payables:
Investment securities purchased	1,285,095
Shares of beneficial interest redeemed	288,815
Accrued expenses:
Audit fees	19,600
Accounting and administration fees	47,289
Advisory fees	281,793
Custodian fees	4,713
Legal fees	2,555
Transfer agent fees	17,874
Trustee fees	2,193
Other expenses	24,941

Total Liabilities	1,974,868

Net Assets	$234,397,464

The accompanying notes are an integral part of these financial statements.

36	Motley Fool Great America Fund

Statement of Assets and Liabilities

As of October 31, 2014

Net Assets Consist of:
Paid-in-Capital	$179,042,346
Accumulated Net Investment Income	417,336
Accumulated Net Realized Loss on Investments	(1,522,958)
Net Unrealized Appreciation/(Depreciation) on Investments	56,460,740

Net Assets	$234,397,464

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$231,599,522
Shares outstanding	12,457,542

Net asset value, offering, and redemption price per share*	$18.59

Institutional Shares:
Net assets applicable to capital shares outstanding	$2,797,942
Shares outstanding	150,339

Net asset value, offering, and redemption price per share*	$18.61

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	37

Statement of Operations

Year Ended October 31, 2014

Investment Income
Dividends	$ 3,108,164
Interest	23,935
Securities lending income	148,499

Total Investment Income	3,280,598

Expenses
Accounting and administration fees	194,424
Blue sky fees	42,524
Shareholder account-related services - Investor Class	181,469
Shareholder account-related services - Institutional Class	425
Chief Compliance Officer fees	19,444
Custodian fees	21,397
Investment advisory fees	1,811,031
Professional fees	56,304
Shareholder reporting fees	28,963
Transfer agent fees - Investor Class	158,485
Transfer agent fees - Institutional Class	16,689
Trustee fees	38,395
Other expenses	25,263

Total expenses	2,594,813

Expenses waived/reimbursed net of amount recaptured - Investor Class	(45,466)
Expenses waived/reimbursed net of amount recaptured - Institutional Class	(29,553)

Net expenses	2,519,794

Net Investment Income	760,804

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investment securities	(1,522,958)

Net realized loss on investments	(1,522,958)

Change in net unrealized appreciation/(depreciation) on:
Investment securities	18,819,748

Change in net unrealized appreciation/(depreciation) on investments	18,819,748

Net realized and unrealized gain	17,296,790

Net Increase in Net Assets Resulting from Operations	$18,057,594

The accompanying notes are an integral part of these financial statements.

38	Motley Fool Great America Fund

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2014	2013

Operations:
Net Investment Income	$760,804	$27,594
Net Realized Gain (Loss) on Investments	(1,522,958)	2,768,030
Change in Net Unrealized Appreciation/(Depreciation) on Investments	18,819,748	30,799,791

Net increase in net assets resulting from operations	18,057,594	33,595,415

Dividends to Shareholders:
Dividends from net investment income
Investor Class	(343,369)	(163,061)
Institutional Class	—	—
Distributions from net realized capital gains
Investor Class	(2,219,282)	—
Institutional Class	—	—

Total dividends and distributions	(2,562,651)	(163,061)

Capital Share Transactions:
Proceeds from shares sold
Investor Class (5,333,960 and 5,160,822 shares, respectively)	94,009,785	77,683,032
Institutional Class (150,339 and 0 shares, respectively)	2,692,477	—
Reinvestment of dividends
Investor Class (143,207 and 12,546 shares, respectively)	2,516,151	161,594
Institutional Class (0 and 0 shares, respectively)	—	—
Value of shares redeemed
Investor Class (2,431,979 and 1,113,746 shares, respectively)	(42,727,522)	(16,332,520)
Institutional Class (0 and 0 shares, respectively)	—	—
Redemption and small-balance account fees	75,152	55,388

Net increase from capital share transactions	56,566,043	61,567,494

Total increase in net assets	72,060,986	94,999,848

Net Assets:
Beginning of Period	162,336,478	67,336,630

End of Period*	$234,397,464	$162,336,478

* Including accumulated net investment income	$417,336	$—

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	39

Financial Highlights

(for a share outstanding throughout each period)

				Period Ended
	Years ended October 31,			October 31,
Investor Class	2014	2013	2012	2011(1)(2)

Net Asset Value, Beginning of Period	$17.25	$12.58	$11.04	$10.00

Income From Investment Operations
Net Investment Income/(Loss)(3)	0.07	— *	(0.06)	(0.05)
Net Gains on Securities (Realized and Unrealized)	1.51	4.69	1.60	1.09

Total From Investment Operations	1.58	4.69	1.54	1.04

Less Distributions
Net Investment Income	(0.03)	(0.03)	— *	(0.01)
Net Realized Capital Gains	(0.22)	—	—	—

Total Distributions	(0.25)	(0.03)	— *	(0.01)

Redemption and Small-Balance Account Fees	0.01	0.01	— *	0.01

Net Asset Value, End of Period	$18.59	$17.25	$12.58	$11.04

Total Return(4)(5)	9.35%	37.44%	13.96%	10.54%
Net Assets, End of Period (thousands)	$231,600	$162,336	$67,337	$55,691
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.27%	1.38%	1.37%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.30%	1.54%	1.74%	2.16%
Ratio of Net Investment Income to Average Net Assets	0.38%	0.03%	(0.51%)	(0.48%)
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.36%	(0.13%)	(0.88%)	(1.29%)
Portfolio Turnover	18%	24%	30%	18%

*	Amount represents less than $0.005 per share.
(1)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(2)	Inception date of the Great America Fund was November 1, 2010. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	Per share data calculated using average shares outstanding method.
(4)	During the years ended October 31, 2014, October 31, 2013 and the period ended October 31, 2011, 0.06%, 0.08% and 0.10%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 9.29%, 37.36% and 10.44%, respectively. For the year ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

40	Motley Fool Great America Fund

Financial Highlights

Period ended October 31,
Institutional Class	2014(1)(2)

Net Asset Value, Beginning of Period	$17.94
Income From Investment Operations
Net Investment Income(3)	0.02
Net Gains on Securities (Realized and Unrealized)	0.65
Total From Investment Operations	0.67
Less Distributions
Net Investment Income	—
Net Realized Capital Gains	—
Total Distributions	—
Redemption and Small-Balance Account Fees	—
Net Asset Value, End of Period	$18.61

Total Return(4)	3.73%
Net Assets, End of Period (thousands)	$2,798
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	4.93%
Ratio of Net Investment Income to Average Net Assets	0.27%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(3.71%)
Portfolio Turnover	18%
(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	41

Motley Fool Epic Voyage Fund Portfolio Characteristics

At October 31, 2014, the Motley Fool Epic Voyage Fund Investor Class shares had an audited net asset value of $12.61 per share attributed to 3,773,213 shares outstanding and the Institutional Class shares had an audited net asset value of $12.62 per share attributed to 128,011 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 for the Investor Class shares of $10.00 per share attributed to 106,350 shares outstanding and as of June 17, 2014 for the Institutional Class of $13.06 per share attributed to 1 share outstanding. From the Investor Class shares launch on November 1, 2011 to October 31, 2014, the Class had an average annual total return of 8.88% versus a return of 10.09% over the same period for its benchmark, the Russell Global ex-U.S. Index. From June 17, 2014 to October 31, 2014, the Institutional Class shares returned (3.37%), versus a return of (6.61%) over the same period for the Russell Global ex-U.S. Index The graph below shows the performance of $10,000 invested in the Investor Class at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Let’s be serious though. A graph of the performance of any investment over less than three years tells you very little. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Total Returns as of 10/31/2014

	Fund*		Benchmark**

	Investor Class Institutional Class
One Year	0.47%	—	0.94%
Since Inception	8.88%	(3.37%)	10.09%
Inception Date	11/01/2011	06/17/2014
Total Annual Fund Operating Expenses Before Expense Limitation (June 17, 2014 Prospectus)	2.50%	2.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Global ex-U.S. Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-U.S. Index is constructed to provide a comprehensive and unbiased barometer for the global segment and is completely reconstituted annually to accurately reflect the changes in the market over time, and it is widely recognized by investors in international markets as a benchmark for portfolios of foreign securities. However, the Epic Voyage Fund may invest in countries that are not included within the Russell Global ex-U.S. Index, and its investment portfolio is not weighted in terms of countries or

42	Motley Fool Epic Voyage Fund

issuers in correlation with the Russell Global ex-U.S. Index. For this reason, the Epic Voyage Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Global ex-U.S. Index. In addition, the performance of the Russell Global ex-U.S. Index may not correlate with the performance of U.S. markets. Under normal circumstances, the Epic Voyage Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market. Although current income in not an objective of the Epic Voyage Fund, the Adviser considers current income in assessing the intrinsic value of securities being considered for purchase by the Epic Voyage Fund. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Investor Class.

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of foreign companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Epic Voyage Fund is free to invest in companies of any size around the world, investments in the securities of foreign companies, including depositary receipts, companies with smaller market capitalizations (less than $2 billion), and companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Epic Voyage Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style box, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings, sector allocation, and top 11 countries in which the Fund was invested as of October 31, 2014. Portfolio holdings are subject to change without notice.

  Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

% of Net
Top Eleven Holdings*	Assets

HDFC Bank Ltd.	4.59%
Banco Latinoamericano de Comercio Exterior SA	4.18
Baidu, Inc.	3.20
Covidien PLC	2.94
BrainJuicer Group PLC	2.85
Almarai Co.	2.82
PT Nippon Indosari Corpindo Tbk	2.72
Gentera SAB de CV	2.71

Motley Fool Epic Voyage Fund	43

Top Eleven Holdings*	% of Net Assets

Credicorp Ltd.	2.59
PT Mitra Adiperkasa Tbk	2.37
Taiwan Semiconductor Manufacturing Co., Ltd.	2.26

33.23%

*	As of the date of the report, the fund had a holding of 2.95% in the BNY Mellon Cash Reserve.

The Motley Fool Epic Voyage Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	32.01%
Consumer Discretionary	21.38
Consumer Staples	14.68
Information Technology	8.38
Health Care	6.39
Materials	5.68
Energy	4.37
Industrials	3.60

96.49%

Top Eleven Countries	% of Net Assets

United Kingdom	7.40%
India	6.16
Brazil	6.14
Thailand	5.24
Indonesia	5.08
Peru	4.44
Saudi Arabia	4.36
Panama	4.18
Canada	3.76
South Korea	3.73
Japan	3.66

54.15%

.

44	Motley Fool Epic Voyage Fund

About Your Expenses

As a shareholder of the Epic Voyage Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and  others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Class
Actual	$1,000	$ 990.58	1.19%	$5.97
Hypothetical	$1,000	$1,019.21	1.19%	$6.06
Institutional Class
Actual(3)	$1,000	$ 966.31	0.95%	$3.45
Hypothetical	$1,000	$1,020.42	0.95%	$4.84

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)	Expenses are equal to the Fund’s annualized expense ratio for the period May 1, 2014 to October 31, 2014, multiplied by the average account value over the period, multiplied by the number of days

.

Motley Fool Epic Voyage Fund (Unaudited)	45

(184) in the most recent fiscal half-year, then divided by 365. For Institutional Class shares, the “Expenses Paid During Period” for the Actual return are equal to the Class annualized expense ratio multiplied by the average account value over the period, multiplied by 135/365 (to reflect actual since inception).

(3)	Institutional Class shares commenced operations on June 17, 2014. The Ending Account Value for Actual return uses the performance since inception and is not annualized.

46	Motley Fool Epic Voyage Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Epic Voyage Fund

Schedule of Investments

at October 31, 2014

Issues	Shares	Value (Note 2)

Equity Securities — 91.04%
Banks — 21.68%
Banca Popolare di Sondrio SCARL (Italy)	55,000	$220,740
Banco Latinoamericano de Comercio Exterior SA (Panama)	61,100	2,055,404
Bangkok Bank PCL (Thailand)(a)	120,000	729,615
Bank of Georgia Holdings PLC (Georgia)	24,500	1,004,805
Credicorp Ltd. (Peru)	7,900	1,271,900
Credito Emiliano SPA (Italy)	25,000	192,641
Gronlandsbanken AB (Denmark)	9,287	973,120
HDFC Bank Ltd. (India)(b)	43,050	2,257,111
Sberbank Rossii OAO (Russia)*	550,000	974,796
Siam Commercial Bank PCL (Thailand)(a)	180,000	981,546

		10,661,678

Beverages — 2.93%
Coca-Cola Icecek AS (Turkey)	27,000	615,031
Corp Lindley SA (Peru)*	948,214	827,214

		1,442,245

Capital Markets — 3.23%
City of London Investment Group PLC (United Kingdom)	140,391	718,664
Tarpon Investimentos SA (Brazil)	180,000	870,253

		1,588,917

Chemicals — 1.06%
Tessenderlo Chemie NV (Belgium)*	20,000	518,873

Commercial Services & Supplies — 0.91%
Depa Ltd. (United Arab Emirates)*	691,600	449,540

Consumer Finance — 2.71%
Gentera SAB de CV (Mexico)	598,353	1,333,006

Containers & Packaging — 1.76%
Crown Seal PCL (Thailand)(a)	539,900	866,128

Electronic Equipment, Instruments & Components — 0.72%
Samsung SDI Co., Ltd. (South Korea)	3,000	353,763

Food Products — 6.56%
BRF - Brasil Foods SA (Brazil)(b)	20,000	521,000

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	47

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Food Products (continued)
Flour Mills of Nigeria PLC (Nigeria)	1,104,000	$409,873
Industrias Bachoco SAB de CV (Mexico)(b)	7,455	455,873
Nestle SA (Switzerland)	6,885	504,906
PT Nippon Indosari Corpindo Tbk (Indonesia)	13,022,700	1,336,214

		3,227,866

Health Care Equipment & Supplies — 2.94%
Covidien PLC (Ireland)	15,628	1,444,652

Health Care Provider & Services — 1.74%
Odontoprev SA (Brazil)	237,000	856,027

Hotels, Restaurants & Leisure — 1.69%
Wynn Macau Ltd. (Macau)	230,000	831,475

Internet & Catalog Retail — 3.38%
CJ O Shopping Co., Ltd. (South Korea)	3,752	921,523
zooplus AG (Germany)*	10,000	742,353

		1,663,876

Internet Software & Services — 3.20%
Baidu, Inc. (China)*(b)	6,600	1,575,882

Leisure Products — 1.63%
Shimano, Inc. (Japan)	6,050	802,262

Media — 4.42%
BrainJuicer Group PLC (United Kingdom)	231,336	1,403,765
Multiplus SA (Brazil)	55,000	771,318

		2,175,083

Metals & Mining — 1.77%
Rio Alto Mining Ltd. (Canada)*	406,316	869,516

Multiline Retail — 2.54%
PT Mitra Adiperkasa Tbk (Indonesia)	2,650,000	1,163,461
Saga Falabella SA (Peru)	42,523	82,922

		1,246,383

Oil, Gas & Consumable Fuels — 4.37%
Penn West Petroleum Ltd. (Canada)	47,200	213,344
Sprott Resource Corp. (Canada)*	415,000	769,575
Statoil ASA (Norway)(b)	36,000	826,200

See Notes to Financial Statements.

48	Motley Fool Epic Voyage Fund

		Value
Issues	Shares	(Note 2)

Equity Securities (continued)
Oil, Gas & Consumable Fuels (continued)
Total Gabon SA (Gabon)	768	$340,447

		2,149,566

Personal Products — 0.94%
Kobayashi Pharmaceutical Co., Ltd. (Japan)	7,500	462,950

Pharmaceuticals — 1.71%
Dr. Reddy’s Laboratories Ltd. (India)(b)	14,779	772,794
Roche Holding AG (Switzerland)	230	67,873

		840,667

Real Estate Investment Trusts — 1.71%
Lippo Malls Indonesia Retail Trust (Singapore)	2,925,000	842,415

Real Estate Management & Development — 1.15%
Henderson Land Development Co., Ltd. (Hong Kong)	83,402	563,445

Semiconductors & Semiconductor Equipment — 2.26%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(b)	50,500	1,112,010

Software — 2.20%
DuzonBizon Co., Ltd. (South Korea)	84,900	559,081
Monitise PLC (United Kingdom)*	1,000,000	520,175

		1,079,256

Specialty Retail — 3.12%
Asahi Co., Ltd. (Japan)	48,000	533,704
Halfords Group PLC (United Kingdom)	125,832	998,884

		1,532,588

Textiles, Apparel & Luxury Goods — 4.60%
Brunello Cucinelli SpA (Italy)	32,000	648,393
Swatch Group SA (Switzerland)	2,100	996,161
Tod’s S.p.A. (Italy)	6,700	618,147

		2,262,701

Tobacco — 1.42%
Philip Morris CR AS (Czech Republic)	1,577	699,812

Transportation Infrastructure — 2.69%
International Container Terminal Services, Inc. (Philippines)	400,000	1,033,558

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	49

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Transportation Infrastructure (continued)
SATS Ltd. (Singapore)	120,000	$289,603

		1,323,161

Total Equity Securities (Cost $ 39,879,246)		44,775,743

Participatory Notes — 5.45%
Banks — 1.54%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(c)	43,333	755,379

Food Products — 2.82%
Almarai Co. (Saudi Arabia)(c)	65,086	1,388,027

Metals & Mining — 1.09%
Aluminum Bahrain BSC (Bahrain)(c)	396,998	537,055

Total Participatory Notes (Cost $ 2,061,361)		2,680,461

Other Investments — 2.95%
Temporary Cash Investment — 2.95%
BNY Mellon Cash Reserve	1,450,644	1,450,644

Total Other Investments (Cost $ 1,450,644)		1,450,644

Total Investment Portfolio (Cost $ 43,391,251) — 99.44%		48,906,848
Assets in Excess of Other Liabilities — 0.56%		274,338

NET ASSETS — 100.00% (Applicable to 3,901,224 shares outstanding)		$49,181,186

*	Non-income producing security.
(a)	NVDR — Non-Voting Depository Receipts
(b)	ADR — American Depositary Receipts
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $2,680,461 and represents 5.45% of net assets as of October 31, 2014.

PCL — Public Company Limited

PLC — Public Limited Company

See Notes to Financial Statements.

50	Motley Fool Epic Voyage Fund

Statement of Assets and Liabilities

As of October 31, 2014

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $43,391,251)	$48,906,848
Foreign currency, at value (at cost, $558,182)	537,386
Receivables:
Dividends and tax reclaims	64,459
Securities lending	1,467
Shares of beneficial interest sold	56,845
Prepaid expenses and other assets	29,407

Total Assets	49,596,412

Liabilities
Payables:
Investment securities purchased	250,009
Shares of beneficial interest redeemed	66,653
Dividend withholding tax	2,197
Accrued expenses:
Audit fees	19,600
Accounting and administration fees	26,675
Advisory fees	6,878
Custodian fees	13,657
Legal fees	2,555
Transfer agent fees	10,501
Trustee fees	2,193
Other expenses	14,308

Total Liabilities	415,226

Net Assets	$49,181,186

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	51

Statement of Assets and Liabilities

As of October 31, 2014

Net Assets Consist of:
Paid-in-Capital	$43,622,592
Undistributed Net Investment Income	564,175
Accumulated Net Realized Loss on Investments	(499,556)
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	5,493,975

Net Assets	$49,181,186

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$47,566,298
Shares outstanding	3,773,213

Net asset value, offering, and redemption price per share*	$12.61

Institutional Shares:
Net assets applicable to capital shares outstanding	$1,614,888
Shares outstanding	128,011

Net asset value, offering, and redemption price per share*	$12.62

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

52	Motley Fool Epic Voyage Fund

Statement of Operations

Year Ended October 31, 2014

Investment Income
Dividends	$1,270,774
Securities lending income	7,391
Less foreign taxes withheld	(88,939)

Total Investment Income	1,189,226

Expenses
Accounting and administration fees	90,894
Blue sky fees	30,454
Shareholder account-related services - Investor Class	56,061
Shareholder account-related services - Institutional Class	340
Chief Compliance Officer fees	19,444
Custodian fees	50,022
Investment advisory fees	415,673
Professional fees	56,304
Shareholder reporting fees	23,162
Transfer agent fees - Investor Class	81,511
Transfer agent fees - Institutional Class	16,878
Trustee fees	38,395
Other expenses	30,812

Total expenses	909,950

Expenses waived/reimbursed net of amount recaptured - Investor Class	(294,155)
Expenses waived/reimbursed net of amount recaptured - Institutional Class	(32,000)

Net expenses	583,795

Net Investment Income	605,431

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(498,731)
Foreign currency transactions	21,245

Net realized loss on investments and foreign currency transactions	(477,486)

Change in net unrealized appreciation/(depreciation) on:
Investment securities	73,549
Foreign currency translations	(30,954)

Change in net unrealized appreciation/(depreciation) on investments	42,595

Net realized and unrealized loss	(434,891)

Net Increase in Net Assets Resulting from Operations	$170,540

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	53

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013

Operations:
Net Investment Income	$605,431	$310,250
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	(477,486)	64,420
Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translation	42,595	4,000,230

Net increase in net assets resulting from operations	170,540	4,374,900

Dividends to Shareholders:
Dividends from net investment income
Investor Class	(277,384)	(285,585)
Institutional Class	—	—
Distributions from net realized capital gains
Investor Class	(74,381)	—
Institutional Class	—	—

Total dividends and distributions	(351,765)	(285,585)

Capital Share Transactions:
Proceeds from shares sold
Investor Class (1,729,104 and 1,852,867 shares, respectively)	21,708,784	21,945,292
Institutional Class (128,420 and 0 shares, respectively)	1,685,188	—
Reinvestment of dividends
Investor Class (28,483 and 25,851 shares, respectively)	347,491	282,553
Institutional Class (0 and 0 shares, respectively)	—	—
Value of shares redeemed
Investor Class (1,152,972 and 471,264 shares, respectively)	(14,518,597)	(5,481,997)
Institutional Class (409 and 0 shares, respectively)	(5,061)	—
Redemption fees and small-balance account fees	25,808	12,015

Net increase from capital share transactions	9,243,613	16,757,863

Total increase in net assets	9,062,388	20,847,178

Net Assets:
Beginning of Period	40,118,798	19,271,620

End of Period*	$49,181,186	$40,118,798

* Including undistributed net investment income	$564,175	$214,069

The accompanying notes are an integral part of these financial statements.

54	Motley Fool Epic Voyage Fund

Financial Highlights

(for a share outstanding throughout each period)

	Years Ended October 31,		Period Ended October 31,
Investor Class	2014	2013	2012(1)(2)

Net Asset Value, Beginning of Period	$12.66	$10.94	$10.00
Income From Investment Operations
Net Investment Income(3)	0.16	0.13	0.18
Net Gains on Securities (Realized and Unrealized)	(0.12)	1.73	0.77
Total From Investment Operations	0.04	1.86	0.95
Less Distributions
Net Investment Income	(0.08)	(0.15)	(0.01)
Net Realized Capital Gains	(0.02)	—	—
Total Distributions	(0.10)	(0.15)	(0.01)
Redemption Fees	0.01	0.01	— *
Net Asset Value, End of Period	$12.61	$12.66	$10.94

Total Return(4)(5)	0.47%	17.32%	9.52%
Net Assets, End of Period (thousands)	$47,566	$40,119	$19,272

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.24%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.88%	2.60%	4.13%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.15%	1.75%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.66%	(0.10%)	(1.03%)
Portfolio Turnover	25%	26%	17%

*	Amount represents less than $0.005 per share.
(1)	Inception date of the Epic Voyage Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	During the years ended October 31, 2014 and October 31, 2013, 0.08% and 0.09%, respectively of the Funds total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 0.39% and 17.23%, respectively. For the period ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	55

Financial Highlights

Period Ended October 31,
Institutional Class	2014(1)(2)

Net Asset Value, Beginning of Period	$13.06
Income From Investment Operations
Net Investment Income(3)	0.04
Net Gains on Securities (Realized and Unrealized)	(0.48)
Total From Investment Operations	(0.44)
Less Distributions
Net Investment Income	—
Net Realized Capital Gains	—
Total Distributions	—
Redemption Fees	—
Net Asset Value, End of Period	$12.62

Total Return(4)	(3.37)%
Net Assets, End of Period (thousands)	$1,615

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	6.35%
Ratio of Net Investment Income to Average Net Assets	0.78%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(4.62%)
Portfolio Turnover	25%
(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

56	Motley Fool Epic Voyage Fund

Notes to Financial Statements

1. Organization:

Motley Fool Independence Fund (“Independence Fund”), Motley Fool Great America Fund (“Great America Fund”), and Motley Fool Epic Voyage Fund (“Epic Voyage Fund”) (each a “Fund” and together the “Funds”) are diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Epic Voyage Fund pursues its objective by investing primarily in common stocks of foreign companies.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at fair value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day,

The Motley Fool Funds Trust	57

then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds’ pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value (the “NAV”) may differ from quoted or published prices for the same securities.

  You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds’ holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day’s closing price exceeds specified parameters. As of October 31, 2014, such price movements for certain securities had

58	The Motley Fool Funds Trust

exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 — observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

The Motley Fool Funds Trust	59

The Independence Fund and Epic Voyage Fund had significant transfers between Level 1 and Level 2 of $3,222,186 and $4,835,746 respectively, during the year ended October 31, 2014.

The Great America Fund did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2014.

The following is a summary of the inputs used in valuing the assets and liabilities carried at fair value as of October 31, 2014:

Independence Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$213,641,156
Foreign Common Stocks
Banks	33,194,235
Commercial Services & Supplies	3,780,003
Consumer Finance	9,690,894
Electric Utilities	3,739,435
Food Products	7,442,343
Health Care Equipment & Supplies	5,731,280
Internet Software & Services	12,296,655
Media	3,907,078
Oil, Gas & Consumable Fuels	1,746,306
Pharmaceuticals	5,761,155
Real Estate Investment Trusts	1,152,020
Semiconductors & Semiconductor Equipment	6,385,800
Temporary Cash Investment	7,219,629
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Banks	19,220,489
Beverages	2,323,450
Electronic Equipment, Instruments & Components	1,768,814
Food Products	5,037,616
Hotels, Restaurants & Leisure	4,338,129
Internet & Catalog Retail	10,338,960
Leisure Products	6,365,058
Media	4,247,654
Multiline Retail	4,390,418
Oil, Gas & Consumable Fuels	2,070,166

60	The Motley Fool Funds Trust

Independence Fund

Valuation Inputs	Value

Real Estate Management & Development	$ 5,478,341
Software	3,379,376
Textiles, Apparel & Luxury Goods	11,939,108
Transportation Infrastructure	1,937,922
Participatory Notes	13,287,753
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$411,811,243
Great America Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$228,478,532
Temporary Cash Investment	6,260,979
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$234,739,511
Epic Voyage Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
Foreign Common Stocks
Banks	$5,584,416
Beverages	827,214
Capital Markets	1,588,917
Commercial Services & Supplies	449,540
Consumer Finance	1,333,006
Containers & Packaging	866,128
Food Products	2,313,088
Health Care Equipment & Supplies	1,444,652
Healthcare Provider & Services	856,027
Internet Software & Services	1,575,882

The Motley Fool Funds Trust	61

Epic Voyage
Fund

Valuation Inputs	Value

Media	$ 771,318
Metals & Mining	869,516
Multiline Retail	82,922
Oil, Gas & Consumable Fuels	1,809,119
Pharmaceuticals	772,794
Real Estate Investment Trusts	842,415
Semiconductors & Semiconductor Equipment	1,112,010
Tobacco	699,812
Temporary Cash Investment	1,450,644
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Banks	5,077,262
Beverages	615,031
Chemicals	518,873
Electronic Equipment, Instruments & Components	353,763
Food Products	914,778
Hotels, Restaurants & Leisure	831,475
Internet & Catalog Retail	1,663,876
Leisure Products	802,262
Media	1,403,765
Multiline Retail	1,163,461
Oil, Gas & Consumable Fuels	340,447
Personal Products	462,950
Pharmaceuticals	67,873
Real Estate Management & Development	563,445
Software	1,079,256
Specialty Retail	1,532,588
Textiles, Apparel & Luxury Goods	2,262,701
Transportation Infrastructure	1,323,161
Participatory Notes	2,680,461
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$48,906,848

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

62	The Motley Fool Funds Trust

Dividends and Distributions

    When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doings so would allow them to acquire additional shares at the post-distribution NAV per share. They may also Choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Trust are allocated using methods approved by the Board.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

The Motley Fool Funds Trust	63

  When we say that the Funds may invest in other types of securities and in other asset classes, the “may“ is well worth  emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and  undervalued.

Foreign Securities

The Independence Fund and Epic Voyage Fund invest, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

  If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and  vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the

64	The Motley Fool Funds Trust

Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where

The Motley Fool Funds Trust	65

direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements

66	The Motley Fool Funds Trust

under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the year ended October 31, 2014, the Independence, Great America, and Epic Voyage Funds invested in REITs.

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to

The Motley Fool Funds Trust	67

certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

Securities Lending

Each Fund may lend its portfolio securities pursuant to a securities lending agreement with the Bank of New York Mellon. The Funds’ may lend its securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Funds’ total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities.

4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Effective June 17, 2014, under the terms of an amended Advisory Agreement, each Fund pays the Adviser a fee that is computed daily and paid monthly at an annual rate of 0.85% of each Fund’s average daily net assets. Prior to June 17, 2014, the advisory fee paid by each Fund was made up of (i) a base annual fee of 0.95% of a Fund’s average daily net assets and (ii) a performance based fee effective after a Fund completed 12 full calendar months of operations, which, relative to the base annual fee, increases the amount payable to the Adviser if a Fund’s performance exceeds its benchmark by

68	The Motley Fool Funds Trust

certain amounts and decreases the amount payable to the Adviser if a Fund’s performance trails its benchmark over the applicable time period. The advisory fee was simplified by replacing the base fee/performance adjustment structure with a base annual fee. The Adviser will ‘wind down’ the performance fee arrangement by charging, for a period of 18 months from June 17, 2014, the lesser of (i) the amount that would have been paid under the previous advisory fee arrangement and (ii) the amount payable under the current Advisory Agreement.

Under the previous advisory fee arrangement, each Fund paid the Adviser a fee computed daily and paid monthly at an annual rate of 0.95% of the Funds’ average daily net assets during the month (the “Basic Fee”). Commencing the first month after each Fund had completed 12 full calendar months of operations, the Basic Fee was subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of each Fund relative to the performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund, measured over a trailing-36-month period ending on the last day of the month for which the fee was to be paid (or, if each Fund did not have 36 full calendar months of operations, the number of months since commencement of each Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) was the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment was calculated by subtracting from the cumulative percentage performance of the Funds (essentially, the change in the Funds’ net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index, the Russell Midcap Index, or the Russell Global ex-U.S. Index, respectively). The Monthly Performance Adjustment was based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment was limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment was then determined by dividing the annual percentage rate by 12, and (iii) multiplying the result by the average daily net assets of each Fund during the Performance Measurement Period. There was no Monthly Performance Adjustment if the difference between the investment performance of each Fund and the investment performance of its index was three percentage points or less. Because the operation of the Expense Limitation and Reimbursement Agreement that was in effect would have a positive effect upon each

The Motley Fool Funds Trust	69

Fund’s Investment performance, the agreement may have resulted in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser had agreed to waive the amount of the increase in the Monthly Performance Adjustment that exceeded the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeded the cumulative amount of expenses deferred, absorbed, or reimbursed by the Adviser that it had not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

Effective June 17, 2014, under the terms of an amended Expense Limitation and Reimbursement Agreement entered into by the Adviser and the Funds, the Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of the Investor and Institutional Class of each Fund through the end of February 2016, to the extent necessary to limit the annual operating expenses of the Investor and Institutional Class of each Fund (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any other extraordinary expenses) to an amount not exceeding the rates listed below annually of each Fund’s average daily net assets.

Expense Limits

Independence Fund - Investor Class	1.15%
Independence Fund - Institutional Class	0.95%
Great America Fund - Investor Class	1.15%
Great America Fund - Institutional Class	0.95%
Epic Voyage Fund - Investor Class	1.15%
Epic Voyage Fund - Institutional Class	0.95%

Prior to June 17, 2014, the Adviser had contractually agreed to pay, waive or absorb a portion of the Fund’s operating expenses to the extent necessary to limit the Funds’ annual operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and extraordinary expenses) to an amount not exceeding 0.40% annually of each Fund’s average daily net assets.

70	The Motley Fool Funds Trust

The Adviser may recover from the Investor and Institutional Class of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund. Previously waived fees subject to future recovery by the Adviser are as follows:

	Independence Fund

		Recovery Available

	Year End	Investor Class	Institutional Class

2015		$142,313	$ —
2016		$ 40,400	$ —
2017		$ 2,154	$31,638

	Great America Fund

		Recovery Available

	Year End	Investor Class	Institutional Class

2015		$227,414	$ —
2016		$162,758	$ —
2017		$ 50,490	$29,553

	Epic Voyage Fund

		Recovery Available

	Year End	Investor Class	Institutional Class

2015		$324,259	$ —
2016		$339,127	$ —
2017		$294,155	$32,000

Trustees Fees

Effective November 1, 2013, each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid an annual retainer of $35,000. From April 1, 2011 through October 31, 2013, each Trustee was paid an annual retainer of $30,000. Prior to April 1, 2011, each Independent Trustee was paid (i) an annual retainer of $20,000, (ii) a fee of $1,250 for each quarterly meeting of the Board attended, and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board).

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Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon. Pursuant to the Administration and Accounting Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds’ compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pays the Administrator an annual fee calculated based upon the Funds’ average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as the Funds’ transfer agent and dividend disbursing agent. BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

For the year ended October 31, 2014, BNY Mellon received $1,205,674 aggregate fees and expenses for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the year ended October 31, 2014, BNY Mellon received $150,302 in aggregate fees and expenses for services rendered under the custody agreements described above.

Distribution

Foreside Funds Distributors LLC serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds do not pay any fees to the Distributor in its capacity as Underwriter. The fees are paid by the Adviser.

.

72	The Motley Fool Funds Trust

Shareholder Account-Related Services

The Trust’s board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Trust’s Funds, or to reimburse the Adviser for such expenses it paid on the Trust’s behalf. These financial intermediaries generally have omnibus accounts with the Trust’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Trust. For the year ended October 31, 2014, Motley Fool Independence Fund paid $282,140, Motley Fool Great America Fund paid $172,810, and Motley Fool Epic Voyage Fund paid $53,699 for such third-party shareholder account-related services.

Redemption Fee

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectus for more information.

Small-Balance Account Fee

The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. As of October 31, 2014, the Trust was not aware of any shareholders who beneficially owned 5% or more of each Fund’s outstanding shares.

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6. Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than Temporary Cash Investments)

Fund	Purchases	Sales and Maturity Proceeds

Independence Fund	$126,625,229	$87,225,763
Great America Fund	92,016,715	33,572,897
Epic Voyage Fund	22,988,736	11,045,687

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Effective June 17, 2014, the Trust consists of three series, the Independence Fund, the Great America Fund, and the Epic Voyage Fund. All shares of each series represent two classes: Investor Shares and Institutional Shares. Prior to June 17, 2014, the Trust consisted of three series of shares, the Independence Fund, the Great America Fund, and the Epic Voyage Fund, and all shares of each series represented a single class. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these three series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

74	The Motley Fool Funds Trust

Distributions during the years ended October 31, 2014 and October 31, 2013, were characterized as follows for tax purposes:

	Independence Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2014		$ 835,870	$3,348,906
2013		1,588,159	—

	Great America Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2014		$420,625	$2,142,026
2013		163,061	—

	Epic Voyage Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2014		$277,395	$74,370
2013		285,585	—

At October 31, 2014, the components of distributable earnings for the Funds, on a tax basis were as follows:

Independence Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$1,904,215	$6,701,718	$—	$119,280,019

Great America Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$417,336	$—	$(1,522,958)	$56,460,740

The Motley Fool Funds Trust	75

Epic Voyage Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$701,776	$—	$(499,556)	$5,356,374

For federal income tax purposes, the Funds measure capital loss carryovers annually at October 31, its fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2012 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2014, Great America Fund and Epic Voyage Fund had unexpiring short-term losses of $1,522,958 and $499,556, respectively.

At October 31, 2014, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short, and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Independence Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$292,052,052	$119,759,191	$129,166,306	$(9,407,115)

Great America Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$178,278,771	$56,460,740	$60,309,171	$(3,848,431)

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76	The Motley Fool Funds Trust

Epic Voyage Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$43,528,852	$5,377,996	$7,093,953	$(1,715,957)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships and PFICs.

At October 31, 2014, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments due to redesignation of dividends paid, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts of the Funds:

Independence Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$(260)	$31,748	$(31,488)

Great America Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$—	$(99)	$99

Epic Voyage Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$—	$22,059	$(22,059)

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Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

78	The Motley Fool Funds Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of The Motley Fool Funds Trust

We have audited the accompanying statement of assets and liabilities of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund, the “Funds,” each a series of The Motley Fool Funds Trust, including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, with respect for Motley Fool Epic Voyage Fund the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to October 31, 2011 have been audited by other auditors, whose report dated December 22, 2010 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2014

The Motley Fool Funds Trust	79

Notice to Shareholders (Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period ended October 31, 2014, each Fund reported a portion of its distributions as follows:

Motley Fool Independence Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$835,870	$758,420	—	—	$3,348,906

Qualified Dividend Income (QDI)				100.00%
Dividends Received Deduction (DRD)				90.73%

Motley Fool Great America Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$2,562,651	$420,625	—	—	$2,142,026

Qualified Dividend Income (QDI)				100.00%
Dividends Received Deduction (DRD)				100.00%

Motley Fool Epic Voyage Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$322,839	—	$1,265,438	$71,730	$74,370

Qualified Dividend Income (QDI)				92.47%
Dividends Received Deduction (DRD)				—

80	The Motley Fool Funds Trust

Information on Proxy Voting

The Trust’s proxy voting guidelines used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Funds’ website at http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Funds’ holdings four times in each fiscal year and at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds’ website at http://www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders (the “Meeting”) of the Motley Fool Funds Trust (the “Trust”) was held on May 21, 2014 for the following purposes:

To elect Carl G. Verboncoeur to the Board of Trustees of the Trust and to approve an amended and restated investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Motley Fool Independence Fund, the Motley Fool Great America Fund, and the Motley Fool Epic Voyage Fund Funds (the “Funds”), and Motley Fool Asset Management, LLC (the “Adviser”).

All Funds shareholders of record at the close of business on March 26, 2014 were entitled to attend or submit proxies. As of the record date, the Motley Fool Independence Fund had 19,236,703 shares outstanding, the Motley Fool Great America Fund had 11,109,485 shares outstanding, and the Motley Fool Epic Voyage Fund had 3,739,406 shares outstanding.

At the Meeting, shareholders approved the election of Carl G. Verboncoeur to the Board of Trustees. The results (cumulative vote of Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund) of the voting for the proposal were as follows:

For Votes	Against Votes	Abstained Votes
18,159,069	0	751,506

The Motley Fool Funds Trust	81

Kathleen A. O’Neil, Stephen L. Boyd, and Peter E. Jacobstein continue to serve in their capacities as Trustees of the Trust.

At the Meeting, shareholders also approved the Advisory Agreement. The results of the voting for the proposal were as follows:

Motley Fool Independence Fund

For Votes	Against Votes	Abstained Votes
7,297,417	215,179	145,161

Motley Fool Great America Fund

For Votes	Against Votes	Abstained Votes
4,445,346	79,886	109,524

Motley Fool Epic Voyage Fund

For Votes	Against Votes	Abstained Votes
1,513,915	20,814	20,189

82	The Motley Fool Funds Trust

The Motley Fool Funds Trust Privacy Notice

What Does Motley Fool Funds Trust Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product of service you have with us. This information can include:

•	Social Security number and transaction history
•	Account balances and checking account information
•	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Motley Fool Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does the Motley Fool Funds Trust share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing:

•	Visit us online: http://signup.foolfunds.com/marketing/

   SubscriptionManagement.aspx

The Motley Fool Funds Trust	83

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption, authentication and secured buildings and files.

How does The Motley Fool Funds Trust collect my personal information?

We collect your personal information, for example, when you

•	open an account or provide account information
•	make deposits or withdrawals from your account
•	make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•	sharing for affiliates’ everyday business purposes — information about your creditworthiness
•	make deposits or withdrawals from your account
•	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds Trust doesn’t jointly market.

84	The Motley Fool Funds Trust

Directors and Officers

NAME AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

			INDEPENDENT TRUSTEES
Kathleen A. O’Neil 62	Trustee	Indefinite/Since March 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University (1999 to 2014)	3	None
Stephen L. Boyd 73	Trustee	Indefinite/Since March 2009	None	3	None
Carl G. Verboncoeur 61	Trustee	Indefinite/Since July 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009)	3	SPDR Series Trust (89) (Trustee); SPDR Index Shares Funds (53) (Trustee); SSgA Active ETF Trust (22) (Trustee); SSgA Master Trust (10) (Trustee)
			INTERESTED TRUSTEES AND OFFICERS
Peter E. Jacobstein(3) 49	Trustee and President	One Year/Since November, 2008	President, Motley Fool Asset Management, LLC; SVP, The Motley Fool, Inc. (financial publishing)	3	None
Philip J. Biedronski, Jr. 46	Treasurer	One Year/Since September, 2011	Controller & Treasurer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing)	N/A	N/A
Lawrence T. Greenberg 51	Vice President and Secretary	One Year/Since March, 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present. Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present). Director, The Motley Fool Canada, ULC (2012-present). Director, The Motley Fool Singapore PTE LTD (2012-present). Manager, Motley Fool Financial Planning (January 2013-present).	N/A	N/A
Salvatore Faia 51	Chief Compliance Officer	One Year/Since March, 2009	President, Vigilant Compliance LLC since 2004; and Director of EIP Growth and Income Fund since 2005	N/A	N/A
(1)	Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria, VA 22314.
(2)	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.
(3)	Mr. Jacobstein is an “interested person” (as defined by the 1940 Act) of the Trust. Mr. Jacobstein is the President and Chairman of the Adviser.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803 or visiting www.www.FoolFunds.com.

.

The Motley Fool Funds Trust	85

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road

400 Berwyn Park, Suite 110

Berwyn, PA 19312

Legal Counsel

Morgan, Lewis & Bockius, LLP

2020 K Street NW

Washington, DC 20006-1806

86	The Motley Fool Funds Trust

Left Blank for Foolish Use

(Not a Part of the Annual Report)

Left Blank for Foolish Use

(Not a Part of the Annual Report)

Motley Fool Funds
Guiding Principles
At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder- centric philosophy that we think is unique.

1

We are – and will

remain – significant

investors with you in

Motley Fool Funds.

4

We will invest for the

long term. We seek to

maximize returns while

we minimize business,

regulatory, financial,

and soverign risks.

7

We will be advocates

on your behalf with

company managers and

boards, in the interest

of enhancing the value

of your shares.

2

We will manage your

investment in Motley

Fool Funds as if it

were our own.

5

We will not impose

loads or 12b-1

charges, and we will

apply redemption fees

only to discourage

the short-term trading

that can hurt all of a

Fund’s investors.

8

We will communicate

with our shareholders

as clearly and candidly

as possible.

3

We will keep our

financial incentives

aligned with those of

our shareholders.

6

We will recognize

that one of our

most powerful

analytical weapons

is the phrase “I don’t

know.” In that spirit,

we will constantly

review our successes

and mistakes and

remain passionate

about learning.

To stay up-to-date

with your Motley

Fool Fund, please

be sure to join Bill

Mann’s Declarations

newsletter at:

www.FoolFunds.com.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Carl G. Verboncoeur and Kathleen A. O’Neil are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $48,900 for 2014 and $47,400 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,900 for 2014 and $9,600 for 2013. Services provided were for review of federal and state tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	The audit committee’s pre-approval policies and procedures:

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the auditor to provide audit and non-audit services to the Registrant. The Audit Committee is also responsible for pre-approving non-audit services provided by the auditor to the Adviser or any Motley Fool Affiliate that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

The Audit Committee may form one or more subcommittees (which may consist of one or more Audit Committee members), and may delegate to any such committee or to the Chair of the Audit Committee any portion of its authority, including the authority to pre-approve audit and permitted non-audit services, as it deems appropriate from time to time. Any decision of a subcommittee or of the Chair to pre-approve audit or non-audit services shall be presented to the Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	100%

(d)	Not Applicable

(f)	Not Applicable.

(g)	Not Applicable.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Motley Fool Funds Trust

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President
(principal executive officer)

Date	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President
(principal executive officer)

Date	January 8, 2015

By (Signature and Title)*	/s/ Philip J. Biedronski
Philip J. Biedronski, Treasurer
(principal financial officer)

Date	January 8, 2015

* Print the name and title of each signing officer under his or her signature.